UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2013

Date of reporting period:	May 1, 2012 — April 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PCOAX

Putnam Capital Opportunities Fund

Annual report
4 | 30 | 13

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Capital Opportunities
Fund

Annual report
4 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Financial statements	18

Federal tax information	41

About the Trustees	42

Officers	44

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Equities around the world have generally demonstrated a positive trend in early 2013. However, after a strong 2012, fixed-income markets have been facing challenges and increased volatility in 2013.

Supportive macroeconomic data, notably better housing and employment data in the United States, and the coordinated stimulative monetary policies of central banks around the world are helping to boost equity values, although investor confidence remains tempered. Markets continue to confront a variety of macroeconomic and fiscal challenges worldwide — from budget concerns in the United States to the eurozone’s debt-related troubles.

Investor apprehension today can be linked to the heightened volatility that has challenged markets for over a decade. In this fundamentally changed environment, Putnam’s equity and fixed-income teams are focused on integrating innovative investing ideas into our more time-tested, traditional strategies. It is also important to rely on the guidance of your financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

About the fund

Seeking overlooked, underpriced small and midsize companies

Every company, whatever its industry, growth rate, or size, has an underlying value. This value is based in part on the cash flows the company generates. The price of a company’s stock, however, may not accurately reflect this underlying value. A stock may be mispriced for different reasons, and it is often the result of behavioral bias — when investors overreact to short-term factors.

Mispriced stocks can provide attractive opportunities for investors who have the expertise and insight to identify them. The managers of Putnam Capital Opportunities Fund look for stocks they believe are trading below their intrinsic value and can appreciate over time. It is up to the managers to uncover the reasons behind a stock’s valuation and to determine whether the market’s generally held assumptions are on target.

The fund focuses on stocks of small and midsize companies, which are typically covered by fewer analysts than large companies. With fewer analysts following these stocks, there may be more overlooked investment opportunities to pursue.

In seeking stocks with long-term growth potential, the managers draw on their own experience as well as that of the analysts in Putnam’s Global Equity Research organization. Because the fund is managed in the blend style, the managers are not focused solely on either growth- or value-style stocks and can choose from thousands of small and midsize U.S. companies. This flexibility means the fund’s portfolio is broadly diversified, which can help reduce the risk of investing in a narrow range of sectors or stocks.

In all their decisions, the managers are guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to trim or sell stocks when they reach or exceed what is considered their true worth.

Investor overreaction can mean investment opportunities

An important factor in the analysis for Putnam Capital Opportunities Fund is “behavioral insight.” Investors frequently focus on short-term financial performance while ignoring the potential for a stock to outperform over the long term. For example, investors may overreact to a specific event, such as a management change, and either sell off the stock or buy it in large quantities. This overreaction can skew a stock’s price out of proportion to the real impact of the event. The result can develop into a buying or a selling opportunity for astute investment managers.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Capital Opportunities Fund

Interview with your fund’s portfolio manager

How would you describe the investment environment during the 12-month reporting period, and how did Putnam Capital Opportunities Fund perform?

Equity markets experienced considerable volatility as the U.S. economy struggled to secure a more solid recovery and the markets reacted to persistent uncertainty and a periodic heightened sense of risk from macro events. When the reporting period began, concerns about the European debt crisis fueled risk aversion. In the summer, favorable election results in Greece and additional stimulus measures by the European Central Bank [ECB] boosted investors’ confidence that the region was on the road to recovery.

Still, uncertainty lingered as the United States began focusing on its own national debt and budget deficit issues. Following the reelection of President Obama, Congress spent weeks in contentious debate about what action to take to avoid the end-of-the year fiscal cliff, a combination of expiring tax breaks and automatic spending cuts. By early January, however, Congress passed legislation that averted most of the fiscal cliff’s effects and provided clarity on the tax environment.

At the same time, the economic recovery continued to gather strength, albeit slowly. By the beginning of this year, the United States saw increasing signs of recovery in the job market. Lower interest rates and an increased willingness by banks to issue loans supported

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Capital Opportunities Fund	5

recovery in housing, and price improvements continued throughout the market. Consumer confidence also improved.

Just when it seemed the European crisis was stabilizing, however, the island nation of Cyprus experienced its own financial crisis. Although market volatility spiked, markets stabilized following a bailout resolution. Equity markets continued to rally in the first quarter.

With this backdrop, the fund underperformed its benchmark, the Russell 2500 Index, and the average return for its Lipper peer group, Small-Cap Core Funds. For the year, small- and mid-cap stocks in general outperformed large-cap stocks. The challenge for the portfolio was largely in stock selection and, in particular, identifying value opportunities. Stock selection in the consumer discretionary sector contributed to underperformance. The fund was also underweight in the utilities sector. Many investors have been seeking out dividends and have been willing to pay high prices for companies with high yields.

What is your investment philosophy and stock-selection process?

We rely on bottom-up, fundamental research. When investors are fearful about short-term events, stocks often trade below their intrinsic value. That’s when we buy. We also try to invest with a long-term horizon. Conversely, when stock prices of holdings in the portfolio trade above what we believe is their intrinsic value, we try to capitalize on those opportunities and trim those exposures.

Some investors are trying to figure out what the environment will be like for the next quarter or the next year. We try to look at a company with a longer-term view of two to three years. In the portfolio, we can invest

Allocations are represented as a percentage of the fund’s net assets as of 4/30/13. Short-term assets and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Capital Opportunities Fund

in both value and growth stocks, but we tend to be closer to the value portion of that stylebox. Still, we will acquire growth stocks in the portfolio when we determine they are undervalued.

Which holdings contributed to fund performance during the period?

Inter Parfums, which manufactures perfumes for different corporate brands, was the top contributor. The company recently added some name brands to its customer lineup. Although the company lost Burberry as a customer in March, it received a large cash payment from Burberry for the conclusion of the contract. Inter Parfums’ sales did well as it appeared many consumers purchased Burberry products in advance of the relationship ending. The company has a significant amount of cash available to buy more licenses for new products.

Also contributing was Cabela’s, a sporting goods superstore that specializes in hunting and camping equipment. The company instituted some inventory changes, experienced a higher profit margin, and opened several new stores. The fund no longer holds this stock.

ValueClick, an online advertising company, also contributed. The company benefited from the trend of more media buyers transitioning to online advertising from print media.

In the financials sector, SEI Investments, an asset management company, contributed to performance. SEI benefited from the overall price appreciation in the equity market and

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Capital Opportunities Fund	7

also from increased sales from its wealth management platform.

What holdings detracted from fund performance during the period?

We held two private, for-profit education companies in the portfolio that detracted: ITT Educational Services and Apollo Group. We believed that these stocks were inexpensively priced. During the period, the U.S. government increased its scrutiny of for-profit educational programs. We believed that this sentiment had been reflected in the stock price, but the prices declined further. We have since sold both of these holdings from the portfolio.

F5 Networks also hurt performance. F5 makes products that enhance the performance of computer networks and data storage. The company was negatively affected by the slowdown in information technology spending, particularly by the U.S. government and telecom companies. While the stock detracted during the period, we still hold it in the portfolio because we have confidence in the company. F5 has no debt, has generally high returns on capital, and generates solid free cash flows.

Some of our energy holdings also detracted from performance. Key Energy Services, which provides drilling and services for domestic and international energy companies, was a detractor. Its shares were hurt by lower oil prices and natural gas prices during the period. Walter Energy, a producer and exporter of metallurgical coal for the steel industry, also detracted. The lower price of natural gas, compared with that of coal, had a negative impact on the company during the period. The fund no longer holds Walter Energy.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Capital Opportunities Fund

Given the volatility and uncertainty during the period, did you make any allocation shifts within the portfolio?

We increased our exposure to the consumer discretionary and financials sectors, and decreased our allocation to the health-care sector. Within financials, we found opportunities in regional banks that became more attractive as credit quality continued to improve. In the consumer discretionary sector, we found opportunities in retail where some companies were hurt by demand issues, but their long-term potential looked attractive, in our view. Health-care stocks generally appear to be fully valued by the market, which limits the opportunities in the sector.

What is your outlook for the coming months?

The fund is positioned for a slowly improving economy. We believe that the U.S. recovery will be led by the resurgence of the housing sector. We may also see a pickup in the automotive industry as consumers are beginning to replace aging cars at a faster pace. In our view, consumers seem to be gradually putting the recession behind them. The United States is beginning to see some incremental increases in consumer spending, while consumer debt is growing.

With this view in mind, the portfolio is overweight to the financials, information technology, consumer discretionary, and industrials sectors. Those industry sectors typically would perform well in a recovery. We remain committed to our fundamental bottom-up analysis, with a focus on those sectors I just mentioned where we are finding the best values.

Still, we are mindful of many risks out there. In our opinion, an economic hard landing in China is probably the biggest risk to global growth. The country has had a huge expansion of credit over the past several years. If the economy were to experience a hard landing, it would have a significant impact on the global economy. At the moment, Europe seems to have stabilized, but another wave of panic over the region’s financial situation could also disrupt markets. Another risk is oil prices. If oil prices spiked, we believe there would be a slowdown in consumer spending. And the housing recovery is likely at risk of stalling if there were an increase in interest rates.

Thank you, Joe, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joseph P. Joseph has an M.B.A. from the Stern School of Business at New York University and a B.A. from Loyola College. He joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund’s portfolio managers are Randy J. Farina, CFA, and John McLanahan, CFA.

Capital Opportunities Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(7/2/12)	(7/2/12)	(10/2/00)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.54%	7.12%	6.75%	6.75%	6.75%	6.75%	7.00%	6.75%	7.28%	7.79%	7.80%	7.79%

10 years	167.31	151.94	147.91	147.91	147.73	147.73	154.04	145.15	160.71	174.18	174.50	174.04
Annual average	10.33	9.68	9.50	9.50	9.50	9.50	9.77	9.38	10.06	10.61	10.63	10.61

5 years	53.52	44.69	47.93	45.93	47.84	47.84	49.60	44.36	51.68	55.58	55.76	55.50
Annual average	8.95	7.67	8.15	7.85	8.13	8.13	8.39	7.62	8.69	9.24	9.27	9.23

3 years	35.42	27.63	32.56	29.56	32.36	32.36	33.44	28.77	34.54	36.64	36.80	36.57
Annual average	10.63	8.47	9.85	9.01	9.79	9.79	10.09	8.79	10.40	10.97	11.01	10.95

1 year	11.59	5.17	10.72	5.72	10.68	9.68	11.06	7.18	11.28	11.97	12.10	11.91

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	Capital Opportunities Fund

Comparative index returns For periods ended 4/30/13

		Lipper Small-Cap Core Funds
	Russell 2500 Index	category average*

Annual average (life of fund)	7.98%	7.54%

10 years	193.75	168.53
Annual average	11.38	10.27

5 years	46.60	39.79
Annual average	7.95	6.81

3 years	44.10	36.26
Annual average	12.95	10.78

1 year	18.96	15.47

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/13, there were 716, 638, 564, 340, and 144 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $24,791 and $24,773, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $24,515. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $26,071, $27,418, $27,450, and $27,404, respectively.

Capital Opportunities Fund	11

Fund price and distribution information For the 12-month period ended 4/30/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		—	—	—		—	1	1	1

Income	$0.005		—	—	—		—	$0.016	$0.022	$0.036

Capital gains	—		—	—	—		—	—	—	—

Total	$0.005		—	—	—		—	$0.016	$0.022	$0.036

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

4/30/12	$12.56	$13.33	$11.29	$11.42	$11.75	$12.18	$12.32	—	—	$12.85

7/2/12*	—	—	—	—	—	—	—	$12.08	$12.08	—

4/30/13	14.01	14.86	12.50	12.64	13.05	13.52	13.71	14.37	14.38	14.34

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R5 and R6 shares.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(7/2/12)	(7/2/12)	(10/2/00)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.62%	7.19%	6.82%	6.82%	6.82%	6.82%	7.08%	6.82%	7.35%	7.87%	7.87%	7.86%

10 years	191.83	175.05	170.49	170.49	170.49	170.49	177.64	167.92	184.66	199.48	199.62	199.12
Annual average	11.30	10.65	10.46	10.46	10.46	10.46	10.75	10.36	11.03	11.59	11.60	11.58

5 years	60.24	51.03	54.49	52.49	54.31	54.31	56.37	50.90	58.43	62.43	62.51	62.24
Annual average	9.89	8.60	9.09	8.80	9.06	9.06	9.35	8.58	9.64	10.19	10.20	10.16

3 years	42.18	34.00	39.09	36.09	38.95	38.95	40.06	35.16	41.09	43.48	43.55	43.31
Annual average	12.45	10.25	11.63	10.82	11.59	11.59	11.89	10.57	12.16	12.79	12.81	12.74

1 year	10.40	4.05	9.60	4.60	9.58	8.58	9.89	6.04	10.16	10.80	10.85	10.67

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

12	Capital Opportunities Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 4/30/12	1.27%	2.02%	2.02%	1.77%	1.52%	0.85%*	0.75%*	1.02%

Annualized expense ratio for the
six-month period ended 4/30/13†	1.24%	1.99%	1.99%	1.74%	1.49%	0.86%	0.76%	0.99%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Expenses for class R5 and R6 shares are based on the other expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2012, to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.61	$10.59	$10.59	$9.27	$7.94	$4.59	$4.06	$5.29

Ending value (after expenses)	$1,150.70	$1,146.80	$1,146.00	$1,148.80	$1,150.20	$1,153.80	$1,155.20	$1,153.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Capital Opportunities Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2013, use the following calculation method. To find the value of your investment on November 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.21	$9.94	$9.94	$8.70	$7.45	$4.31	$3.81	$4.96

Ending value (after expenses)	$1,018.65	$1,014.93	$1,014.93	$1,016.17	$1,017.41	$1,020.53	$1,021.03	$1,019.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Capital Opportunities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2500 Index is an unmanaged index of common stock performance.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Capital Opportunities Fund	15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2013, Putnam employees had approximately $381,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Capital Opportunities Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Capital Opportunities Fund	17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18	Capital Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders
of Putnam Capital Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Opportunities Fund (the “fund”) at April 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 7, 2013

Capital Opportunities Fund	19

The fund’s portfolio 4/30/13

COMMON STOCKS (98.6%)*	Shares	Value

Aerospace and defense (2.3%)
AeroVironment, Inc. † S	121,600	$2,354,176

Alliant Techsystems, Inc. S	35,000	2,602,600

Cubic Corp.	39,700	1,705,909

Hexcel Corp. †	76,200	2,324,100

		8,986,785
Air freight and logistics (0.4%)
Forward Air Corp.	42,000	1,549,380

		1,549,380
Airlines (1.8%)
Allegiant Travel Co.	41,800	3,757,820

Spirit Airlines, Inc. †	120,000	3,204,000

		6,961,820
Auto components (0.8%)
Autoliv, Inc. (Sweden) S	18,203	1,391,073

BorgWarner, Inc. †	19,523	1,526,113

		2,917,186
Biotechnology (1.2%)
Cubist Pharmaceuticals, Inc. †	38,861	1,784,497

Myriad Genetics, Inc. †	103,700	2,888,045

		4,672,542
Capital markets (2.7%)
E*Trade Financial Corp. †	116,000	1,193,640

SEI Investments Co.	202,300	5,797,918

Waddell & Reed Financial, Inc. Class A	82,922	3,554,866

		10,546,424
Chemicals (1.4%)
Innophos Holdings, Inc.	41,900	2,149,889

Koppers Holdings, Inc.	30,000	1,317,300

Methanex Corp. (Canada)	49,959	2,117,262

		5,584,451
Commercial banks (9.1%)
Associated Banc-Corp.	131,600	1,877,932

Bancorp, Inc. (The) †	284,386	3,697,018

Bank of Hawaii Corp.	39,000	1,859,910

Bank of the Ozarks, Inc.	52,400	2,144,732

BOK Financial Corp.	40,100	2,505,849

Bond Street Holdings, LLC 144A Class A † F	38,819	543,466

City National Corp. S	39,118	2,238,723

Commerce Bancshares, Inc. S	61,845	2,480,603

Cullen/Frost Bankers, Inc.	18,474	1,116,014

East West Bancorp, Inc.	142,832	3,475,103

F.N.B. Corp.	155,100	1,766,589

First Citizens BancShares, Inc. Class A	13,844	2,580,798

National Bank Holdings Corp. Class A	66,250	1,196,475

OmniAmerican Bancorp, Inc. †	48,100	1,197,690

Popular, Inc. (Puerto Rico) †	100,960	2,876,350

Signature Bank †	13,600	973,896

SVB Financial Group †	17,836	1,268,318

Valley National Bancorp S	127,898	1,149,803

		34,949,269

20	Capital Opportunities Fund

COMMON STOCKS (98.6%)* cont.	Shares	Value

Commercial services and supplies (0.6%)
Tetra Tech, Inc. †	81,200	$2,134,748

		2,134,748
Communications equipment (2.0%)
F5 Networks, Inc. †	27,200	2,078,896

Netgear, Inc. †	43,700	1,301,823

Polycom, Inc. †	217,954	2,288,517

Riverbed Technology, Inc. †	127,700	1,897,622

		7,566,858
Construction and engineering (0.9%)
Primoris Services Corp.	153,700	3,387,548

		3,387,548
Consumer finance (0.7%)
Portfolio Recovery Associates, Inc. †	21,100	2,590,025

		2,590,025
Containers and packaging (1.3%)
Boise, Inc.	378,700	3,025,813

Owens-Illinois, Inc. †	71,800	1,886,904

		4,912,717
Diversified consumer services (2.1%)
H&R Block, Inc.	78,826	2,186,633

Hillenbrand, Inc.	76,800	1,929,984

Sotheby’s Holdings, Inc. Class A S	113,272	4,018,891

		8,135,508
Diversified financial services (0.9%)
CBOE Holdings, Inc.	55,700	2,090,421

MSCI, Inc. Class A †	34,800	1,186,680

		3,277,101
Electric utilities (0.9%)
El Paso Electric Co.	5,126	192,020

NV Energy, Inc.	89,700	1,940,211

Pepco Holdings, Inc.	53,200	1,202,320

		3,334,551
Electrical equipment (2.4%)
AMETEK, Inc.	49,960	2,033,872

AZZ, Inc.	80,900	3,421,261

Brady Corp. S	64,200	2,175,096

Hubbell, Inc. Class B	17,715	1,699,931

		9,330,160
Electronic equipment, instruments, and components (0.9%)
FLIR Systems, Inc.	77,000	1,871,870

MTS Systems Corp.	26,400	1,609,080

		3,480,950
Energy equipment and services (3.3%)
Atwood Oceanics, Inc. † S	42,000	2,060,100

Helmerich & Payne, Inc.	31,900	1,869,978

Key Energy Services, Inc. † S	240,258	1,427,133

McDermott International, Inc. †	293,400	3,133,512

Oil States International, Inc. †	23,851	2,131,325

Superior Energy Services, Inc. †	75,100	2,072,009

		12,694,057
Food and staples retail (0.2%)
Nash Finch Co.	36,823	756,713

		756,713

Capital Opportunities Fund	21

COMMON STOCKS (98.6%)* cont.	Shares	Value

Food products (1.0%)
Darling International, Inc. †	109,200	$2,021,292

J&J Snack Foods Corp.	25,600	1,920,512

		3,941,804
Gas utilities (1.1%)
Chesapeake Utilities Corp.	3,621	192,321

Laclede Group, Inc. (The)	41,300	1,927,479

UGI Corp.	47,000	1,926,060

		4,045,860
Health-care equipment and supplies (0.8%)
Greatbatch, Inc. †	50,000	1,397,000

Thoratec Corp. †	47,070	1,703,934

		3,100,934
Health-care providers and services (5.1%)
Bio-Reference Labs, Inc. † S	154,500	3,939,750

Chemed Corp. S	40,700	3,321,934

Ensign Group, Inc. (The)	69,200	2,413,004

Hanger, Inc. †	70,000	2,127,300

Magellan Health Services, Inc. †	25,800	1,319,928

Mednax, Inc. † S	33,000	2,928,090

Owens & Minor, Inc. S	65,500	2,133,335

Patterson Cos., Inc.	43,600	1,654,620

		19,837,961
Hotels, restaurants, and leisure (2.0%)
Cheesecake Factory, Inc. (The) S	68,804	2,739,775

Choice Hotels International, Inc. S	55,450	2,165,877

Panera Bread Co. Class A †	15,094	2,675,110

		7,580,762
Household durables (2.5%)
Harman International Industries, Inc. S	40,820	1,825,062

iRobot Corp. † S	50,327	1,464,012

Jarden Corp. †	50,400	2,268,504

Lennar Corp. Class A S	65,535	2,701,353

NVR, Inc. †	1,469	1,513,070

		9,772,001
Household products (0.6%)
Energizer Holdings, Inc. S	25,300	2,443,727

		2,443,727
Insurance (5.0%)
American Financial Group, Inc.	26,183	1,263,853

Amtrust Financial Services, Inc. S	61,900	1,959,754

Aspen Insurance Holdings, Ltd. S	36,975	1,412,075

Endurance Specialty Holdings, Ltd. S	26,479	1,296,677

Genworth Financial, Inc. Class A †	191,700	1,922,751

HCC Insurance Holdings, Inc.	31,007	1,320,898

Horace Mann Educators Corp.	59,400	1,339,470

Protective Life Corp.	37,500	1,427,250

Stancorp Financial Group	29,722	1,283,396

Torchmark Corp. S	33,100	2,054,517

Validus Holdings, Ltd.	48,900	1,888,029

W.R. Berkley Corp.	46,187	2,005,440

		19,174,110

22	Capital Opportunities Fund

COMMON STOCKS (98.6%)* cont.	Shares	Value

Internet software and services (3.4%)
IAC/InterActiveCorp.	45,329	$2,133,636

j2 Global, Inc.	71,500	2,910,050

Liquidity Services, Inc. † S	29,600	973,840

Open Text Corp. (Canada) † S	45,400	2,968,706

ValueClick, Inc. † S	129,837	4,006,770

		12,993,002
IT Services (2.6%)
Alliance Data Systems Corp. † S	16,828	2,890,546

Broadridge Financial Solutions, Inc.	78,600	1,979,148

Global Payments, Inc.	51,695	2,398,648

NeuStar, Inc. Class A †	60,226	2,642,115

		9,910,457
Leisure equipment and products (0.5%)
Polaris Industries, Inc. S	20,785	1,791,459

		1,791,459
Life sciences tools and services (0.4%)
Bruker Corp. †	78,300	1,391,391

		1,391,391
Machinery (3.7%)
Actuant Corp. Class A S	61,300	1,918,690

AGCO Corp.	64,428	3,430,791

Gardner Denver, Inc.	19,934	1,496,844

Kennametal, Inc. S	55,100	2,203,449

Oshkosh Corp. †	62,154	2,440,166

WABCO Holdings, Inc. †	37,900	2,737,517

		14,227,457
Media (0.5%)
Valassis Communications, Inc. S	69,870	1,790,768

		1,790,768
Metals and mining (1.9%)
Commercial Metals Co.	97,100	1,419,602

IAMGOLD Corp. (Canada)	247,100	1,326,927

Kaiser Aluminum Corp. S	24,400	1,537,200

Reliance Steel & Aluminum Co.	48,517	3,157,001

		7,440,730
Multi-utilities (0.7%)
TECO Energy, Inc.	66,600	1,274,058

Vectren Corp.	35,426	1,330,601

		2,604,659
Multiline retail (0.9%)
Big Lots, Inc. † S	100,141	3,647,135

		3,647,135
Oil, gas, and consumable fuels (2.5%)
HollyFrontier Corp.	37,600	1,859,320

Tesoro Corp.	55,400	2,958,360

Whiting Petroleum Corp. †	38,028	1,692,246

World Fuel Services Corp. S	81,500	3,304,825

		9,814,751
Paper and forest products (1.7%)
Clearwater Paper Corp. †	39,300	1,808,586

Domtar Corp. (Canada)	39,600	2,752,596

Schweitzer-Mauduit International, Inc.	53,800	2,167,602

		6,728,784

Capital Opportunities Fund	23

COMMON STOCKS (98.6%)* cont.	Shares	Value

Personal products (0.7%)
Inter Parfums, Inc.	97,424	$2,822,373

		2,822,373
Pharmaceuticals (1.1%)
Jazz Pharmaceuticals PLC †	35,000	2,042,250

Medicines Co. (The) †	66,700	2,251,792

		4,294,042
Professional services (1.8%)
Exponent, Inc.	35,900	1,891,930

Towers Watson & Co. Class A	39,600	2,887,632

TrueBlue, Inc. †	105,654	2,189,151

		6,968,713
Real estate investment trusts (REITs) (5.8%)
Brandywine Realty Trust S	147,400	2,200,682

DiamondRock Hospitality Co.	184,011	1,836,430

Highwoods Properties, Inc. S	52,100	2,137,663

Hospitality Properties Trust S	92,394	2,717,308

Kimco Realty Corp. S	58,022	1,379,763

LaSalle Hotel Properties S	86,394	2,240,196

Liberty Property Trust S	48,800	2,097,912

Mack-Cali Realty Corp.	66,700	1,852,259

National Health Investors, Inc. S	20,462	1,355,403

Omega Healthcare Investors, Inc.	74,742	2,456,770

Piedmont Office Realty Trust, Inc. Class A S	95,000	1,949,400

		22,223,786
Real estate management and development (0.6%)
Jones Lang LaSalle, Inc. S	22,200	2,198,244

		2,198,244
Road and rail (1.5%)
Heartland Express, Inc.	148,300	2,012,431

Landstar Systems, Inc.	68,200	3,727,812

		5,740,243
Semiconductors and semiconductor equipment (3.1%)
KLA-Tencor Corp.	35,326	1,916,436

Lam Research Corp. †	65,068	3,007,443

Omnivision Technologies, Inc. † S	120,900	1,621,269

Silicon Laboratories, Inc. † S	46,600	1,850,486

Skyworks Solutions, Inc. †	86,706	1,913,601

Teradyne, Inc. † S	106,900	1,757,436

		12,066,671
Software (3.2%)
ANSYS, Inc. †	16,935	1,369,364

Autodesk, Inc. †	70,900	2,792,042

FactSet Research Systems, Inc. S	14,808	1,392,989

Manhattan Associates, Inc. †	33,000	2,316,930

Synopsys, Inc. †	81,631	2,903,615

TIBCO Software, Inc. †	87,098	1,690,572

		12,465,512
Specialty retail (4.3%)
Aaron’s, Inc.	63,614	1,826,358

Aeropostale, Inc. †	85,723	1,256,699

ANN, Inc. †	38,800	1,146,152

Buckle, Inc. (The) S	37,538	1,822,470

24	Capital Opportunities Fund

COMMON STOCKS (98.6%)* cont.	Shares	Value

Specialty retail cont.
Cato Corp. (The) Class A	46,644	$1,119,922

Foot Locker, Inc.	35,900	1,251,833

Francesca’s Holdings Corp. †	75,012	2,142,343

Guess?, Inc. S	68,184	1,887,333

Jos. A. Bank Clothiers, Inc. †	61,963	2,706,544

Ulta Salon, Cosmetics & Fragrance, Inc.	16,100	1,411,165

		16,570,819
Textiles, apparel, and luxury goods (2.4%)
Crocs, Inc. †	150,045	2,403,721

Deckers Outdoor Corp. †	27,156	1,496,839

Iconix Brand Group, Inc. † S	98,973	2,835,576

Steven Madden, Ltd. †	47,803	2,324,660

		9,060,796
Thrifts and mortgage finance (0.8%)
Provident New York Bancorp S	149,598	1,352,366

Simplicity Bancorp, Inc.	116,496	1,747,440

		3,099,806
Tobacco (0.3%)
Universal Corp. S	17,594	1,012,535

		1,012,535
Trading companies and distributors (0.2%)
MSC Industrial Direct Co., Inc. Class A	8,997	708,963

		708,963

Total common stocks (cost $313,752,321)		$379,239,048

SHORT-TERM INVESTMENTS (22.6%)*	Shares	Value

Putnam Short Term Investment Fund 0.04% L	10,492,979	$10,492,979

Putnam Cash Collateral Pool, LLC 0.18% [d]	76,263,777	76,263,777

Total short-term investments (cost $86,756,756)		$86,756,756

TOTAL INVESTMENTS

Total investments (cost $400,509,077)		$465,995,804

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2012 through April 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $384,612,337.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Capital Opportunities Fund	25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$61,266,434	$—	$—

Consumer staples	10,977,152	—	—

Energy	22,508,808	—	—

Financials	97,515,299	543,466	—

Health care	33,296,870	—	—

Industrials	59,995,817	—	—

Information technology	58,483,450	—	—

Materials	24,666,682	—	—

Utilities	9,985,070	—	—

Total common stocks	378,695,582	543,466	—

Short-term investments	10,492,979	76,263,777	—

Totals by level	$389,188,561	$76,807,243	$—

The accompanying notes are an integral part of these financial statements.

26	Capital Opportunities Fund

Statement of assets and liabilities 4/30/13

ASSETS

Investment in securities, at value, including $74,996,349 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $313,752,321)	$379,239,048
Affiliated issuers (identified cost $86,756,756) (Notes 1 and 5)	86,756,756

Dividends, interest and other receivables	251,296

Receivable for shares of the fund sold	342,756

Receivable for investments sold	4,397,903

Total assets	470,987,759

LIABILITIES

Payable for investments purchased	8,751,517

Payable for shares of the fund repurchased	747,279

Payable for compensation of Manager (Note 2)	196,706

Payable for custodian fees (Note 2)	5,453

Payable for investor servicing fees (Note 2)	75,047

Payable for Trustee compensation and expenses (Note 2)	126,461

Payable for administrative services (Note 2)	714

Payable for distribution fees (Note 2)	93,323

Collateral on securities loaned, at value (Note 1)	76,263,777

Other accrued expenses	115,145

Total liabilities	86,375,422

Net assets	$384,612,337

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$356,831,359

Undistributed net investment income (Note 1)	1,427,369

Accumulated net realized loss on investments (Note 1)	(39,133,118)

Net unrealized appreciation of investments	65,486,727

Total — Representing net assets applicable to capital shares outstanding	$384,612,337

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($268,151,927 divided by 19,138,717 shares)	$14.01

Offering price per class A share (100/94.25 of $14.01)*	$14.86

Net asset value and offering price per class B share ($12,545,696 divided by 1,003,719 shares)**	$12.50

Net asset value and offering price per class C share ($24,203,078 divided by 1,914,232 shares)**	$12.64

Net asset value and redemption price per class M share ($4,322,678 divided by 331,297 shares)	$13.05

Offering price per class M share (100/96.50 of $13.05)*	$13.52

Net asset value, offering price and redemption price per class R share
($17,077,024 divided by 1,245,789 shares)	$13.71

Net asset value, offering price and redemption price per class R5 share
($11,914 divided by 829 shares)	$14.37

Net asset value, offering price and redemption price per class R6 share
($8,921,817 divided by 620,537 shares)	$14.38

Net asset value, offering price and redemption price per class Y share
($49,378,203 divided by 3,444,446 shares)	$14.34

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund	27

Statement of operations Year ended 4/30/13

INVESTMENT INCOME

Dividends (net of foreign tax of $7,913)	$5,801,747

Interest (including interest income of $17,703 from investments in affiliated issuers) (Note 5)	18,010

Securities lending (Note 1)	320,695

Total investment income	6,140,452

EXPENSES

Compensation of Manager (Note 2)	2,219,656

Investor servicing fees (Note 2)	1,003,059

Custodian fees (Note 2)	13,608

Trustee compensation and expenses (Note 2)	33,607

Distribution fees (Note 2)	1,058,521

Administrative services (Note 2)	10,407

Other	208,939

Total expenses	4,547,797

Expense reduction (Note 2)	(36,116)

Net expenses	4,511,681

Net investment income	1,628,771

Net realized gain on investments (Notes 1 and 3)	46,771,490

Net unrealized depreciation of investments during the year	(8,550,345)

Net gain on investments	38,221,145

Net increase in net assets resulting from operations	$39,849,916

The accompanying notes are an integral part of these financial statements.

28	Capital Opportunities Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/13	Year ended 4/30/12

Operations:
Net investment income (loss)	$1,628,771	$(38,385)

Net realized gain on investments
and foreign currency transactions	46,771,490	21,555,440

Net unrealized depreciation of investments	(8,550,345)	(43,514,715)

Net increase (decrease) in net assets resulting
from operations	39,849,916	(21,997,660)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(100,416)	—

Class R5	(13)	—

Class R6	(18)	—

Class Y	(133,905)	—

Increase in capital from settlement payments (Note 7)	—	275,126

Redemption fees (Note 1)	12,076	16,053

Decrease from capital share transactions (Note 4)	(10,039,638)	(15,919,265)

Total increase (decrease) in net assets	29,588,002	(37,625,746)

NET ASSETS

Beginning of year	355,024,335	392,650,081

End of year (including undistributed net investment income
of $1,427,369 and $125,784, respectively)	$384,612,337	$355,024,335

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
April 30, 2013	$12.56	.07	1.39	1.46	(.01)	—	(.01)	—	—	$14.01	11.59	$268,152	1.25	.52	70
April 30, 2012	13.26	.01	(.72)	(.71)	—	—	—	—	.01 [e]	12.56	(5.28)	253,278	1.27	.05	29
April 30, 2011	10.35	— [b]	2.91	2.91	—	—	—	—	—	13.26	28.12	291,660	1.28	.04	23
April 30, 2010	6.49	.01	3.88	3.89	(.03)	— [b]	(.03)	—	—	10.35	60.03	234,809	1.39	.09	30
April 30, 2009	9.25	.05	(2.75)	(2.70)	(.06)	—	(.06)	—	—	6.49	(29.16)	163,115	1.35 [f]	.71 [f]	58

Class B
April 30, 2013	$11.29	(.03)	1.24	1.21	—	—	—	—	—	$12.50	10.72	$12,546	2.00	(.24)	70
April 30, 2012	12.00	(.07)	(.65)	(.72)	—	—	—	—	.01 [e]	11.29	(5.92)	14,734	2.02	(.70)	29
April 30, 2011	9.43	(.07)	2.64	2.57	—	—	—	—	—	12.00	27.25	23,730	2.03	(.69)	23
April 30, 2010	5.94	(.05)	3.54	3.49	—	—	—	—	—	9.43	58.75	34,146	2.14	(.65)	30
April 30, 2009	8.45	— [b]	(2.51)	(2.51)	—	—	—	—	—	5.94	(29.70)	34,319	2.10 [f]	(.05) [f]	58

Class C
April 30, 2013	$11.42	(.03)	1.25	1.22	—	—	—	—	—	$12.64	10.68	$24,203	2.00	(.24)	70
April 30, 2012	12.14	(.07)	(.66)	(.73)	—	—	—	—	.01 [e]	11.42	(5.93)	20,965	2.02	(.69)	29
April 30, 2011	9.55	(.07)	2.66	2.59	—	—	—	—	—	12.14	27.12	21,286	2.03	(.72)	23
April 30, 2010	6.02	(.05)	3.58	3.53	—	—	—	—	—	9.55	58.64	13,492	2.14	(.66)	30
April 30, 2009	8.55	— [b]	(2.53)	(2.53)	—	—	—	—	—	6.02	(29.59)	8,907	2.10 [f]	(.04) [f]	58

Class M
April 30, 2013	$11.75	— [b]	1.30	1.30	—	—	—	—	—	$13.05	11.06	$4,323	1.75	.01	70
April 30, 2012	12.46	(.05)	(.67)	(.72)	—	—	—	—	.01 [e]	11.75	(5.70)	4,573	1.77	(.45)	29
April 30, 2011	9.78	(.05)	2.73	2.68	—	—	—	—	—	12.46	27.40	6,327	1.78	(.45)	23
April 30, 2010	6.15	(.03)	3.66	3.63	—	—	—	—	—	9.78	59.03	5,700	1.89	(.41)	30
April 30, 2009	8.73	.01	(2.59)	(2.58)	— [b]	—	— [b]	—	—	6.15	(29.50)	4,034	1.85 [f]	.20 [f]	58

Class R
April 30, 2013	$12.32	.03	1.36	1.39	—	—	—	—	—	$13.71	11.28	$17,077	1.50	.26	70
April 30, 2012	13.03	(.02)	(.70)	(.72)	—	—	—	—	.01 [e]	12.32	(5.45)	13,450	1.52	(.19)	29
April 30, 2011	10.19	(.03)	2.87	2.84	—	—	—	—	—	13.03	27.87	9,100	1.53	(.23)	23
April 30, 2010	6.41	(.01)	3.81	3.80	(.02)	— [b]	(.02)	—	—	10.19	59.27	3,337	1.64	(.17)	30
April 30, 2009	9.12	.03	(2.70)	(2.67)	(.04)	—	(.04)	—	—	6.41	(29.22)	1,845	1.60 [f]	.46 [f]	58

Class R5
April 30, 2013†	$12.08	.11	2.20	2.31	(.02)	—	(.02)	—	—	$14.37	19.11*	$12	0.71 *	0.81 *	70

Class R6
April 30, 2013†	$12.08	.04	2.28	2.32	(.02)	—	(.02)	—	—	$14.38	19.25*	$8,922	0.63 *	0.25 *	70

Class Y
April 30, 2013	$12.85	.10	1.43	1.53	(.04)	—	(.04)	—	—	$14.34	11.91	$49,378	1.00	.77	70
April 30, 2012	13.53	.04	(.73)	(.69)	—	—	—	—	.01 [e]	12.85	(5.03)	48,025	1.02	.31	29
April 30, 2011	10.53	.03	2.97	3.00	—	—	—	—	—	13.53	28.49	40,547	1.03	.28	23
April 30, 2010	6.61	.03	3.94	3.97	(.05)	— [b]	(.05)	—	—	10.53	60.20	22,430	1.14	.33	30
April 30, 2009	9.43	.08	(2.82)	(2.74)	(.08)	—	(.08)	—	—	6.61	(28.92)	13,283	1.10 [f]	1.00 [f]	58

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	Capital Opportunities Fund	Capital Opportunities Fund	31

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to April 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

f Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

April 30, 2009	0.01%

The accompanying notes are an integral part of these financial statements.

32	Capital Opportunities Fund

Notes to financial statements 4/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2012 through April 30, 2013.

Putnam Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term growth of capital. The fund invests mainly in common stocks (growth or value stocks or both) of small and midsize U.S. companies that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

For shares purchased before June 24, 2013, a 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. No redemption fee will apply to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Capital Opportunities Fund	33

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $74,996,349 and the fund received cash collateral of $76,263,777.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

34	Capital Opportunities Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2013, the fund had a capital loss carryover of $38,748,560 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$38,748,560	N/A	$38,748,560	April 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $228,541 recognized during the period between November 1, 2012 and April 30, 2013 to its fiscal year ending April 30, 2014.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, late year loss deferrals and nontaxable dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $92,834 to decrease undistributed net investment income, $10 to increase paid-in-capital and $92,824 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$75,079,100
Unrealized depreciation	(9,748,390)

Net unrealized appreciation	65,330,710
Undistributed ordinary income	1,427,369
Capital loss carryforward	(38,748,560)
Post-October capital loss deferral	(228,541)
Cost for federal income tax purposes	$400,665,094

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Capital Opportunities Fund	35

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$715,231	Class R5	13

Class B	37,036	Class R6	369

Class C	59,559	Class Y	138,489

Class M	12,064	Total	$1,003,059

Class R	40,298

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $599 under the expense offset arrangements and by $35,517 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $284, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

36	Capital Opportunities Fund

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$621,222	Class M	31,412

Class B	128,492	Class R	70,106

Class C	207,289	Total	$1,058,521

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $27,586 and $203 from the sale of class A and class M shares, respectively, and received $7,889 and $517 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $3 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $236,637,846 and $239,030,765, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/13		Year ended 4/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	3,794,819	$46,739,723	3,352,805	$38,840,454

Shares issued in connection with
reinvestment of distributions	7,499	92,537	—	—

	3,802,318	46,832,260	3,352,805	38,840,454

Shares repurchased	(4,825,440)	(60,176,451)	(5,193,256)	(60,348,278)

Net decrease	(1,023,122)	$(13,344,191)	(1,840,451)	$(21,507,824)

Capital Opportunities Fund	37

	Year ended 4/30/13		Year ended 4/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	107,730	$1,223,420	147,323	$1,549,558

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	107,730	1,223,420	147,323	1,549,558

Shares repurchased	(409,477)	(4,621,424)	(819,342)	(8,617,365)

Net decrease	(301,747)	$(3,398,004)	(672,019)	$(7,067,807)

	Year ended 4/30/13		Year ended 4/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	484,288	$5,568,515	534,983	$5,835,021

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	484,288	5,568,515	534,983	5,835,021

Shares repurchased	(406,324)	(4,639,363)	(452,175)	(4,743,985)

Net increase	77,964	$929,152	82,808	$1,091,036

	Year ended 4/30/13		Year ended 4/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	12,164	$140,682	39,491	$429,794

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	12,164	140,682	39,491	429,794

Shares repurchased	(69,970)	(803,196)	(158,015)	(1,785,085)

Net decrease	(57,806)	$(662,514)	(118,524)	$(1,355,291)

	Year ended 4/30/13		Year ended 4/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	743,657	$9,147,169	835,084	$9,727,827

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	743,657	9,147,169	835,084	9,727,827

Shares repurchased	(589,902)	(7,111,298)	(441,515)	(5,020,097)

Net increase	153,755	$2,035,871	393,569	$4,707,730

	For the period 7/3/12
	(commencement of operations) to 4/30/13

Class R5	Shares	Amount

Shares sold	828	$10,000

Shares issued in connection with reinvestment of distributions	1	13

	829	10,013

Shares repurchased	—	—

Net increase	829	$10,013

38	Capital Opportunities Fund

	For the period 7/3/12
	(commencement of operations) to 4/30/13

Class R6	Shares	Amount

Shares sold	629,053	$9,074,435

Shares issued in connection with reinvestment of distributions	1	18

	629,054	9,074,453

Shares repurchased	(8,517)	(120,791)

Net increase	620,537	$8,953,662

	Year ended 4/30/13		Year ended 4/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,335,475	$17,417,010	2,086,611	$24,163,274

Shares issued in connection with
reinvestment of distributions	10,005	126,168	—	—

	1,345,480	17,543,178	2,086,611	24,163,274

Shares repurchased	(1,637,503)	(22,106,805)	(1,347,134)	(15,950,383)

Net increase (decrease)	(292,023)	$(4,563,627)	739,477	$8,212,891

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	829	100%	$11,914

Class R6	829	0.1	11,921

Note 5: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$11,397,570	$67,650,677	$79,048,247	$15,041	$—

Putnam Short Term
Investment Fund*	—	35,847,064	25,354,085	2,662	10,492,979

Totals	$11,397,570	$103,497,741	$104,402,332	$17,703	$10,492,979

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Capital Opportunities Fund	39

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $264,666 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $10,460 related to the settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

40	Capital Opportunities Fund

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Capital Opportunities Fund	41

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

42	Capital Opportunities Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Capital Opportunities Fund	43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Proxy Manager, Assistant Clerk,
2010); Senior Financial Analyst, Old Mutual Asset	and Associate Treasurer
Management (2007–2008); Senior Financial	Since 2000
Analyst, Putnam Investments (1999–2007)

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

44	Capital Opportunities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President and Treasurer
Elizabeth T. Kennan
Marketing Services	Kenneth R. Leibler	Janet C. Smith
Putnam Retail Management	Robert E. Patterson	Vice President,
One Post Office Square	George Putnam, III	Principal Accounting Officer,
Boston, MA 02109	Robert L. Reynolds	and Assistant Treasurer
W. Thomas Stephens
Custodian		Susan G. Malloy
State Street Bank	Officers	Vice President and
and Trust Company	Robert L. Reynolds	Assistant Treasurer
President
Legal Counsel		James P. Pappas
Ropes & Gray LLP	Jonathan S. Horwitz	Vice President
Executive Vice President,
Independent Registered	Principal Executive Officer, and	Mark C. Trenchard
Public Accounting Firm	Compliance Liaison	Vice President and
PricewaterhouseCoopers LLP		BSA Compliance Officer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
Associate Treasurer

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN068
281417 6/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2013	$62,119	$--	$5,474	$ —
April 30, 2012	$61,723	$--	$5,416	$656

For the fiscal years ended April 30, 2013 and April 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $152,974 and $123,453 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2013	$ —	$147,500	$ —	$ —

April 30, 2012	$ —	$97,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 27, 2013